                                                                    EXHIBIT 10.4


     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER IT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE MAY BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                            ------------------------

          , 2002

                            [FOUNDERS-HOLDER'S NAME]

                                NEW C.E.I. INC.

                         COMMON STOCK PURCHASE WARRANT

     New C.E.I. Inc., a Delaware corporation (the "Company"), hereby certifies that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, U.S. Plastic Lumber Corp., having an address of 2300 Glades Road, Suite 440W, Boca Raton, FL 33431 ("Holder") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time beginning on the date hereof and ending on
          , 2012,                fully paid and nonassessable shares of Common
Stock, par value $.001, of the Company (the "Common Stock"), [the amount to
equal 4% of the sum of (i) the shares of Common Stock outstanding on           ,
2002; (ii) the shares of Common Stock issuable upon conversion of all shares of
Preferred Stock of the Company outstanding on                2002, (iii) the
shares of Common Stock issuable upon exercise of all options (other than those granted under a stock option plan of the Company approved by the Board of Directors of the Company ("a Plan"), warrants or subscription rights outstanding
on                2002 and (iv) the shares of Common Stock issuable pursuant to all Plans of the Company adopted as of such date to the extent such shares exceed 10% of the sum of shares under (i), (ii) and (iii),] each in accordance with their terms without reference to the date or the conditions under which they first became or become convertible or exercisable. Such purchase shall be at a purchase price of $.01 per share of Common Stock (the "Exercise Price"), as may be adjusted from time to time pursuant to the terms and conditions of this Warrant.

     This Warrant may be exercised, in whole or in part, by Holder at any time commencing immediately after delivery of this Warrant to Holder, pursuant to the terms and conditions of the Escrow Agreement, and prior to and including 5:00 p.m. Eastern time on the tenth anniversary of the date hereof.

     This Warrant is subject to the following provisions, terms and conditions:

     1. Exercise; Payment. The rights represented by this Warrant may be exercised by Holder, in whole or in part, by the surrender of this Warrant at the principal office of Company properly endorsed and accompanied by payment to Company of the Exercise Price for that number of shares of Common Stock sought to be purchased (the "Exercised Shares"), in the manner provided below. The Company agrees that (a) shares purchased upon exercise of this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as provided herein, and (b) certificates for the shares of stock so purchased shall be delivered to Holder as promptly as reasonably practicable following any exercise of this Warrant, and unless this Warrant shall have been exercised in full, or shall have expired, a new Warrant representing the number of shares with respect to which this Warrant shall not yet have been exercised, shall also be delivered to Holder.

     Holder may pay the Exercise Price for any Exercised shares by cash, check, money order or wire transfer of funds to the Company in the amount of the Exercise Price of the Exercised Shares

     2. Shares to be Fully Paid; Reservation. Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and payment therefor in accordance with Section 1 above, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and without limiting the generality of the foregoing, Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times not less than the then effective Exercise Price per share of Common Stock issuable pursuant to this Warrant. Company further covenants and agrees that when the rights represented by this Warrant may be exercised, Company will at all times thereafter have authorized, and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     3. Protection Against Dilution.

          (a) In the event at any time or from time to time, all holders of Common Stock or any security convertible into Common Stock (or any other shares of stock or other securities at that time receivable upon exercise of this Warrant) shall have received, other or additional Common Stock or other security convertible into Common Stock without payment therefor or for nominal consideration (whether through a dividend in stock or any class of stock of Company or any other corporation, or through stock split, spinoff, split-off, reclassification, combination of shares or otherwise) (a "Distribution"), then, and in each such case, Holder upon the exercise of this Warrant and payment of the Exercise Price provided above, shall be entitled to receive, in addition to the shares called for under this Warrant, the shares or other securities to which Holder would have been entitled in the Distribution if Holder had exercised this Warrant immediately prior thereto. In case of the partial exercise of this Warrant under such circumstances, the number of shares of stock or other securities which would have been receivable upon the full exercise of this Warrant, and the Exercise Price payable therefor computed as provided above, shall be proportionately reduced.

          (b) In case of any reorganization of Company, or any other corporation the stock or securities of which are at the time deliverable on the exercise of this Warrant, or in case the Company or such other corporation shall consolidate with or merge into another corporation, or convey all or substantially all of its assets to another corporation, or liquidate, Holder, upon the exercise hereof and upon the payment of the Exercise Price provided above, shall be entitled to receive, in lieu of the shares called for under this Warrant, the stock or other securities to which Holder would have been entitled upon the consummation of such reorganization, consolidation, merger, conveyance, or liquidation if Holder had purchased the shares called for hereby immediately prior thereto; and in such case, the provisions of this Warrant shall be applicable to the shares of stock or other securities thereafter deliverable upon the exercise of this Warrant. In the case of the partial exercise of this Warrant under such circumstances, the number of shares of stock or other securities which would have been receivable upon the full exercise of this Warrant, and the Exercise Price payable therefor, shall be proportionately reduced.

          (c) If at any time the Company shall issue or sell any additional shares of Common Stock, or other securities convertible into Common Stock, in exchange for consideration in an amount per additional share of Common Stock less than the Exercise Price at the time the additional shares of Common Stock, or other securities convertible into Common Stock, are issued, then (i) the Exercise Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price, plus (y) the consideration, if any, received by the Company upon such issue or sale, by
     (B) the total number of shares of Common Stock outstanding immediately after such issue or sale; and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Purchase Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Exercise Price resulting from the adjustment made pursuant to clause (i) above. For the purpose of this Section 3(c) outstanding shall include shares of Common Stock issuable upon conversion of outstanding convertible securities of the Company and upon exercise of outstanding options, warrants and subscription rights.

          (d) In the event the Company shall at any time after the date hereof issue options, warrants or rights to subscribe for shares of Common Stock (including shares held in the Company's treasury) ("Exercisable Securities"), or issue any securities convertible into or exchangeable for shares of Common Stock, ("Convertible Securities") providing for an exercise price or conversion or exchange rate per share less than the Exercise Price in effect immediately prior to the issuance of such Exercisable Securities or Convertible Securities, or without consideration, then the Exercise Price in effect immediately prior to the issuance of such Exercisable Securities or Convertible Securities shall each be reduced to a price determined by making a computation in accordance with the provisions of paragraph 3(c); provided that:

             (i) the aggregate maximum number of shares of Common Stock deliverable under such Exercisable Securities or Convertible Securities shall be considered to have been delivered at the time such Convertible Securities or Exercisable Securities were issued, and for a consideration equal to the minimum purchase price per share of Common Stock provided for in such Convertible Securities or Exercisable Securities plus the cash consideration, if any, received by the Company for such Convertible Securities or Exercisable Securities.

             (ii) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or exchange for any such securities shall be considered to have been delivered at the time of issuance of such securities, and for a consideration equal to the consideration received by the Company for such securities, plus the consideration, if any, to be received by the Company upon the conversion or exercise thereof; and

             (iii) on the expiration of rights under the Convertible Securities or Exercisable Securities to convert or exercise such Convertible Securities or Exercisable Securities shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustments made upon the issuance of such Convertible Securities or Exercisable Securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such rights under the Convertible Securities or Exercisable Securities.

          (e) In the event the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price and shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination. Any such adjustment shall become effective at the close of business on the date that such subdivision or combination shall become effective.

     4. No Rights as Shareholder. Until the valid exercise of this Warrant, the Holder hereof shall not be entitled to any voting right or other rights as a shareholder of Company with respect to this Warrant.

     5. Transfer of Warrants. Subject to Section 7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder, at the office or agency of Company referred to in Section 1 by the Holder in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of Company, any notice to the contrary notwithstanding; but until such transfer on such books, Company may treat the registered holder hereof as the owner for all purposes.

     6. Fractional Interests. Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this Section 6, be issuable upon the exercise of this Warrant (or specified portion thereof), Company shall pay an amount in cash equal to the Fair Market Value (as defined below) of such fraction of a Common Share on the business day prior to the date of such exercise. As used in this Agreement, the "Fair Market Value" of the Common Stock shall be the closing price of the Common Stock on the date of determination on the principal stock market or quotation system on which the Common Stock is then traded; provided, however, if the Common Stock is not, as of the date of determination of the Fair Market Value, traded on a recognized public trading market or quoted on a recognized quotation system, then the Fair Market Value shall be determined by Company on the basis of such valuation as it considers appropriate.

     7. Compliance With Securities Laws. By acquiring this Warrant from Company on the date hereof, the Holder hereby agrees, acknowledges, covenants, represents and warrants as follows:

          (a) This Warrant and the shares of Common Stock issuable upon exercise hereof have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified or registered under any state securities laws which may be applicable. Holder understands that this Warrant has been issued and such shares of Common Stock may only be issued and sold hereunder in transactions exempt from the registration or qualification requirements of the Securities Act and applicable state securities laws and Holder acknowledges that reliance on and the availability of said exemptions is predicated in part on the accuracy of Holder's representations and warranties herein.

          (b) Holder represents and warrants that it is acquiring this Warrant for its own account, for purposes of investment, and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act and the rules and regulations promulgated thereunder. Holder represents, warrants and agrees that it will not sell, exercise, transfer or otherwise dispose of this Warrant (or any interest therein) or any of the Common Stock purchasable upon exercise hereof, except pursuant to (i) an effective registration statement under the Securities Act and applicable state securities laws or (ii) an opinion of counsel, satisfactory to Company, that an exemption from registration under the Securities Act and such laws is available. Holder further acknowledges and agrees that Company is not required, legally or contractually, so to register or qualify the Warrant or such Common Stock or to take any action to make such an exemption available, except as otherwise specifically set forth in Section 8 below. Holder understands that Company will be relying upon the truth and accuracy of the representations and warranties contained in this Section 7 in issuing this Warrant and such Common Stock without first registering the issuance thereof under the Securities Act or qualifying or registering the issuance thereof under any state securities laws that may be applicable.

          (c) Holder acknowledges that (i) there is not now, and there will not be in the future, any public market for the Warrant, and there is not now a public trading market for the Common Stock, and there can be no assurance that there will be such market, and (iii) there can be no assurance that Holder will be able to liquidate its investment in Company. Holder represents and warrants that it is familiar with and understands the terms and conditions of Rule 144 promulgated under the Securities Act.

          (d) Holder represents and warrants to Company that (i) it has such knowledge and experience in financial and business matters as is necessary to enable it to evaluate the merits and risks of any investments in Company and is not utilizing any other person to be a Holder representative in connection with evaluation of such merits and risks; and (ii) it has no need for liquidity in an investment in Company and is able to bear the risk of that investment for an indefinite period and to afford a complete loss thereof.

          (e) Holder represents and warrants that it has had access to, and has been furnished with, all of the information it has requested from Company and has had an opportunity to review the books and records of Company and to discuss with management and members of the board of directors of Company the business and financial affairs of Company.

          (f) Holder agrees that at the time of each exercise of this Warrant, unless the issuance of shares of Common Stock issuable thereupon is pursuant to an effective registration statement under the Securities Act, Holder will provide Company with a letter embodying the representations and warranties set forth in subsections (b) through (e), in form and substance satisfactory to Company, and agrees that the certificate(s) representing any shares issued to it upon any exercise of this Warrant may bear such restrictive legend as Company may deem necessary to reflect the restricted status of such shares under the Securities Act unless Company shall have received from Holder an opinion of counsel to Holder, reasonably satisfactory in form and substance to Company, that such restrictive legend is not required. If such legend is placed on such certificate(s), before consenting to the removal of such legend and the transfer of such shares, unless the request to remove such legend is made in connection with a sale or transfer of the shares represented by such certificate in a transaction registered under Section 5 of the Securities Act, Company may insist upon the delivery to it of an opinion from counsel to Holder, reasonably satisfactory in form and substance to Company, that the contemplated transfer does not constitute a violation of the Securities Act.

     8. Covenant to Register.

          8.1 For purposes of this Section 8, the following definitions shall apply:

          The terms "register", "registered", and "registration" refer to a registration under the Securities Act effected by preparing and filing a registration statement or similar documents in compliance with the Securities Act or an amendment thereto, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

          The term "Registrable Securities" means the shares of Common Stock issued to the Holder pursuant to the exercise of the warrant, or as, a dividend with respect to, or in exchange for or in replacement of, such shares.

          8.2 If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holder) any of its stock or other securities under the Securities Act in connection with a public offering, (other than its initial public offering of its stock or securities and other than a registration on Form S-4, Form S-8 or other limited purpose form), the Company shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of Holder given within 10 days after receipt of such notice by such Holder, the Company shall cause to be registered under the Securities Act all of the Registrable Securities that Holder has requested to be registered. However, the Company shall have no obligation under this
     Section 8.2, to the extent that with respect to a registration related to a public offering of securities for the account of the Company, any underwriter of such public offering reasonably requests in writing that the Registrable Securities or a portion thereof be excluded therefrom provided however that in the event that any exclusion of the Registrable Securities from a registration statement which also relates to securities of the Company for the account or accounts of other security holders, shall be effected on a pro rata basis among the Holder and the other such security holders based on the number of shares to be registered.

          8.3 Whenever required under Section 8.2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

             (i) Include in such registration statement such Registrable Securities for purposes of registering them under the Securities Act, file with the Securities and Exchange Commission (the "SEC") the registration statement, use its best efforts to cause such registration statement to become effective and, to keep such registration statement effective for so long as Holder desires to dispose of the securities covered by such registration statement but not longer than nine months from the effective date or, if earlier, at such time as Holder could sell all of such Registrable Securities under Rule 144(k) without limitation or delay. The registration statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of) the holders of the Registrable Securities and their counsel at least 5 days prior to its filing or other submission, which approval shall be promptly provided and shall not be unreasonably withheld.

             (ii) Prepare and file with the SEC such amendments and supplements to such registration statements and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

             (iii) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Holder.

             (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions in which the Registrable Securities to be offered therein have a market value of at least $100,000 as shall be reasonably requested by Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

             (v) Notify Holder of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. In such an event, the Company shall promptly file with the SEC all appropriate amendments and supplements to such prospectus.

             (vi) Furnish to Holder such copies of the Prospectus included in the Registration Statement and any amendments and supplements as Holder shall reasonably request.

          8.4 Holder will furnish to the Company in connection with any registration under this Section 8 such information regarding itself, the Registrable Securities and other securities of the Company held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities held by Holder.

          8.5 (i) The Company shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Section 8, any underwriter (as defined in the Securities Act) for such holder, and the directors, officers, members and controlling persons of such holder or underwriter from and against, and shall reimburse all of them with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which any of them may become subject under the Securities Act or otherwise, arising from or relating to (A) any materially untrue statement or alleged materially untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements herein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such person in writing specifically for use in the preparation thereof.

             (ii) Each holder of Registrable Securities included in a registration pursuant to the provision of this Section 8 shall indemnify, defend and hold harmless the Company, its directors and officers, and shall reimburse the Company its directors and officers with respect to, any and all Liabilities to which any of them may become subject under the Securities Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

             (iii) Promptly after receipt by an indemnified party pursuant to the provisions of Sections 8.5(i) or 8.5(ii) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Sections 8.5(i) or 8.5(ii), promptly notify the indemnifying party of the commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from its indemnification obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure. If such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses different from or in addition to those available to the indemnifying party, or if there is conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party pursuant to Sections 8.5(i) or 8.5(ii) for any expense of counsel subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, or (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action. An indemnifying party shall not be responsible for amounts paid in settlement without its consent, provided that its consent may not be unreasonably withheld or delayed. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          8.6 With respect to including of Registrable Securities in a registration statement pursuant to this Section 8, the Company shall bear all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of the Company complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified Security holders participating in such registration shall bear their pro rata share of the underwriting discounts and commissions, if any.

          8.7 The rights to have all or any portion of Registrable Securities registered pursuant to this Section 8 may be assigned by the Holder to a transferee or assignee of the Registrable Securities. Within a reasonable time after such transfer the Holder shall notify the Company of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. Such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. Any transferee asserting registration rights hereunder shall be bound by the provision of this Section 8.

          8.8 In connection with any primary offering involving an underwriting of shares of the Company's common stock, the Company shall not be required under this Section 8 to include any Holder's securities in such underwriting unless Holder accepts the terms of the underwriting as agreed upon between the

     Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.

          8.9 The Company may suspend the effectiveness of a registration statement required by this Section 8 for a period of not more than 30 days if the Company is engaged in confidential negotiations or other confidential business activities the disclosure of which (in the reasonable opinion of outside counsel to the Company) would be required in such registration statement and would not be required if such registration statement were not filed and effective, and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders, provided, however, that the Company shall not utilize this right more than twice in any twelve-month period and not sooner than 30 days after the prior use of such right.

     9. Notice. Company covenants and agrees to give notice in writing to Holder at least 10 days prior to (or, if later, then as soon as reasonably practicable prior to) any action contemplated which would affect the per share Exercise Price, or number of shares purchasable upon exercise of this Warrant; provided, however, any failure of Company to provide such notice shall not affect the validity of any action by Company. Any notice, request or other communication provided for under this Warrant shall be given in writing, delivered by hand, by overnight United States Mail, return receipt requested, postage prepaid, or through a reputable courier service (such as Federal Express) and shall be addressed to Company or to the Holder at the address shown below, unless notice of a change in address is furnished in accordance with this paragraph:

        If to the Company:

        New C.E.I. Inc.
        c/o Founders Management Services Inc.
        711 Fifth Avenue
        New York, NY 10022
        Attn: Warren H. Haber, Chairman

        If to Holder:

        U.S. Plastic Lumber Corp.
        2300 Glades Road, Suite 440W
        Boca Raton, FL 33431
        Attn: Bruce C. Rosetto, Vice President and General Counsel

     10. Descriptive Headings and Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant is being delivered and is intended to be performed in the State of Delaware and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of such state.

     IN WITNESS WHEREOF,                has caused this Warrant to be signed by
its duly authorized officers under its corporate seal, this   day of
               , 2002.

                                          By:
                                            ------------------------------------
                                            Warren H. Haber, Chairman